UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 10, 2014

Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Street, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:		(713) 629-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Election of Director
On November 10, 2014, the Board of Directors (the “Board”) of Marathon Oil Corporation elected Marcela E. Donadio as a member of the Board, effective December 1, 2014. At this time, no determination has been made with respect to committee appointments for Ms. Donadio.
Ms. Donadio will receive compensation for her services as a director consistent with that provided to our other non-employee directors, as previously disclosed in our annual proxy statement. There are no arrangements or understandings between Ms. Donadio and any other person pursuant to which she was elected as a director.
On November 12, we announced the election of Ms. Donadio to the Board. A copy of the press release is attached as Exhibit 99.1 to this report.
Designation of Principal Accounting Officer
On November 10, 2014, Gary E. Wilson, 52, Vice President, Controller and Chief Accounting Officer, was designated as our principal accounting officer, effective November 12, 2014. Mr. Wilson has served as our Vice President, Controller and Chief Accounting Officer since October 1, 2014. Prior to joining us, Mr. Wilson served in various finance and accounting positions of increasing responsibility at Noble Energy, Inc. since 2001, including as International Finance Manager from September 2009 through March 2011, Director Controls and Reporting from April 2011 through September 2012, Director Global Operations Services Finance from October 2012 through February 2014, and most recently as Director Corporate Accounting. Mr. Wilson earned a Bachelor in Accounting from the University of Arkansas and an MBA from the University of Texas and is a licensed CPA.
Other than as disclosed herein, we do not have any other agreement with Mr. Wilson, either written or oral, that guarantees salaries, salary increases, bonuses or benefits. There are no other arrangements or understandings between Mr. Wilson and any other person pursuant to which he was selected as an officer. There are no family relationships between Mr. Wilson and any of our other executive officers or directors.
Upon Mr. Wilson’s designation as our principal accounting officer, John R. Sult, Executive Vice President and Chief Financial Officer, ceased serving as our principal accounting officer. Mr. Sult will continue serving as our principal financial officer.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1    Press release of Marathon Oil Corporation, dated November 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

November 12, 2014	By:	/s/ John R. Sult

Name: John R. Sult
Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.     Description

99.1        Press release of Marathon Oil Corporation, dated November 12, 2014